Exhibit 99.1

September 2015 Investor Presentation (NASDAQ:RCPI)

Forward Looking Statements Certain statements contained in this presentation constitute forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects" and similar expressions. The statements in this release are based upon the current beliefs and expectations of our company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. Numerous factors could cause or contribute to such differences, including, but not limited to, failure to obtain sufficient capital resources to fund our development program and operations, results of clinical trials and/or other studies, the challenges inherent in new product development initiatives, including the continued development and approval of anti - inflammatory drug candidates, the effect of any competitive products, our ability to license and protect our intellectual property, our ability to raise additional capital in the future that is necessary to maintain our business, changes in government policy and/or regulation, potential litigation by or against us, any governmental review of our products or practices, pending litigation matters, as well as other risks discussed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our annual report on Form 10 - K for the fiscal year ended December 31, 2014 filed on March 12, 2015. We undertake no duty to update any forward - looking statement or any information contained in this presentation or in other public disclosures at any time. 2

Investment Highlights • Clinical stage company focused on discovery, development and commercialization of prescription pharmaceuticals which exploit the recently discovered cholinergic anti - inflammatory system • Distinct mechanism of action compared to NSAIDs, steroids and biologics • Platform mechanism of action: Multiple Disease Applicability • Topical safety and efficacy clinical trial anticipated to begin 1Q 2016 for Psoriasis • Anti - inflammatory effects observed in pre - clinical and clinical studies published in peer reviewed scientific journals since 2011 • Extensive in - human experience with lead drug molecule: • Former nutraceutical and cosmetic consumer products • Nutraceutical clinical studies and pharmaceutical trials • M.H.R.A. (UK/EU) approved Oral Phase I clinical trial • Broad intellectual property portfolio and proprietary/scientific know - how • Experienced business and scientific team with direct access to significant development resources 3

Rock Creek’s Lead Opportunity - Dermatology 4 • Initial opportunity to replace/enhance current topical therapeutics in the mild - to - moderate Psoriasis market which is approximately $1.2B worldwide • Potential to avoid many of the treatment - limiting side effects of steroids • Mechanism of action of lead compound is relevant to many dermatological inflammatory conditions • Novel patent positions vs largely off - patent steroids

Why Psoriasis? 5 • Establish Proof of Concept • Lead compound targets biology of Psoriasis (keratinocyte hyper - proliferation and inflammation) • Well absorbed in skin, allowing direct targeting of psoriatic lesions • Can easily observe changes in molecular drivers in real time with biopsy • Current topical treatments (steroids specifically) have limiting local and systemic side effects • Large unmet need, especially in mild - to - moderate disease

6 Psoriasis Unmet Need “The main unmet need in Psoriasis is for an agent that is as effective as biologics, but is safe enough to use in the treatment of mild cases of psoriasis, and that is not an injection. Although there is a well stocked R&D pipeline, with drug candidates that go some way to meeting these demands, a drug that meets this need remains elusive, restricting the psoriasis drug market.” ( Source: Visiongain) • 49.2% of mild and 23.6% of moderate Psoriasis sufferers untreated 1 • 52.3% of Psoriasis sufferers dissatisfied with treatment 1 • Psoriasis patients experience psychiatric issues 2 • 39% increased risk of depression • 31% percent increased risk of anxiety • 44% increased risk of suicidality • Control of Psoriasis associated with improved psychiatric well being 1. Unmet Need: Survey of 5,211 US Psoriasis Patients (Armstrong et al., 2013 - JAMA) 2. Risk of Depression, Anxiety, and Suicidality in Patients with Psoriasis (Kurd et al., 2010 - Arch Dermatol )

7 Current Standard of Care: Topical Steroids: • Mild to high potency, with/without vitamin D analogs • Limited use on face, other sensitive areas or skin folds • Long term or repeat short term use associated with; - Local: skin thinning, striae, bruising, purpura, skin tears, telangiectasia - Steroid acne, steroid rosacea, perioral dermatitis - Skin infections - Ocular changes - ocular hypertension, glaucoma, cataracts - Systemic: Cushing’s syndrome • Flare ups associated with cessation Psoriasis Unmet Need

8 Terminal branch of vagus Acetylcholine RCP’s Lead Compound Mimics Acetylcholine Cholinergic Anti - Inflammatory System α7 nAChR brain lung heart liver spleen vagus nerve stomach kidney small/large bowel Macrophages WBC image: blausen.com staff. Blausen gallery 2014. Wikiversity Journal of Medicine. DOI:10.15347/wjm/2014.010. ISSN 20018762 8

9 Acetylcholine binding on alpha 7 nicotinic receptor Anatabine binding on alpha 7 nicotinic receptor RCP’s Lead Compound Mimics Acetylcholine

Signaling Pathways: Mechanism of Action

RockCreek Pharmaceuticals, Inc.


Anatabine
N
H
N
JAK
GSK3ß
STAT3
IKK
P-STAT3
P65
NFkB
P65
NFkB
Inflammatory
Proteins
Inflammatory
Proteins

Daniel Paris, David Beaulieu-Abdelahad, Ghania Ait-Ghezala, Venkat Mathura, Megha Verma, Alex E Roher, Jon Reed, Fiona Crawford, Michael Mullan (2015) Anatabine Attenuates Tau Phosphorylation and Oligomerization in P301S Tau Transgenic Mice; *Brain Disorders & Therapy*

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11 Psoriasis Pathogenesis

Control TPA TPA+ Anatabine Topical Topical Formulations: Psoriasis Mouse Model 12

P - p65NF k B Immuno - Staining 13 Topical Formulations : Psoriasis Mouse Model

P - STAT3 Immuno - Staining 14 Topical Formulations: Psoriasis Mouse Model P - STAT3 Immuno - Staining

15 Skin TNFα Reduction: Topical Formulations

16 Keratinocyte Proliferation: Topical Formulations

Platform Relevant Data 17 Anatabine Autoimmune Diseases 2014 2013 2011 2012 Alzheimer’s Disease Inflammation 2014 2013 2013 2015

Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.

Experimental Autoimmune Encephalomyelitis (EAE) Model

- Mice injected at 0 hr and 48 hrs with 300 µg of Pertussis toxin
- Day 1, 10 Week-old C57Bl6/J Female mice immunized with 300 µg of murine MOG35-55 (myelin oligodendrocyte glycoprotein)
- Mice randomized into 2 groups:
  - Placebo group (n=15) receiving regular drinking water
  - Anatabine group (n=15) receiving 20 mg/kg of Anatabine diluted in drinking water
- Mice evaluated for clinical signs daily (0= no clinical sign; 1= tail paresis; 2= paresis of one hind limb; 3= paresis of two hind limbs; 4= moribund; 5= death)

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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Preclinical Model of Multiple Sclerosis



Incidence of Hind Limb Paresis
87.5
70.
52.5
35.
17.5
0.
0
2
4
6
8
10
12
14
16
18
Day After MOG Vaccination
Placebo (n=15)
Anatabine (n=15)

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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Reduced nerve damage in Anatabine treated EAE mouse spinal cord 20 Preclinical Model of Multiple Sclerosis * Paris D, Beaulieu - Abdelahad D, Mullan M, Ait - Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

Preclinical Model of Multiple Sclerosis

RockCreek Pharmaceuticals, Inc.

Normalization of Inflammatory Spleen Cytokines in EAE mice by Anatabine



500.
375.
250.
125.
0.
Spleen Cytokine (% of control)
IFNγ
IL-1ß
IL-6
TNF-α
Control
EAE Placebo
EAE Anatabine

* Paris D, Beaulieu-Abdelahad D, Mullan M, Ait-Ghezala G, Mathura V, et al. (2013) Amelioration of Experimental Autoimmune Encephalomyelitis by Anatabine. PLoS ONE 8(1): e55392. doi:10.1371/journal.pone.0055392

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Autoimmune Thyroiditis: Human Study

RockCreek Pharmaceuticals, Inc.

- Anatabine Citrate in Human Thyroid Health
- Double-blind, randomized, placebo-controlled, parallel group study
  - 9-24 mg/d Anatabine Citrate or placebo, each containing vitamins A and D_3
  - Orally 3x daily for 3 months
  - 165 patients randomized (146 completed efficacy evaluation – 70 anatabine & 76 placebo)
  - ~50% of patients were taking levothyroxine
- Primary Outcome: Safety and Tolerability
- Secondary Outcome: Anti-thyroid auto-antibodies, thyroid structure, and thyroid function
- 5 visits over 12 weeks



Hashimoto's thyroiditis cytology showing lymphocytes and Hurthle cell metaplasia

Lowell R. Schmeltz et al. Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lymphocytic Autoimmune (Hashimoto's) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab, January 2014, 99(1):E137–E142

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Anti - thyroglobulin Antibodies in Anatabine Citrate Treated Thyroiditis Patients were Reduced 23 Lowell R. Schmeltz et al. Anatabine Supplementation Decreases Thyroglobulin Antibodies in Patients With Chronic Lymphocytic Autoimmune (Hashimoto’s) Thyroiditis: A Randomized Controlled Clinical Trial. J Clin Endocrinol Metab, January 2014, 99(1):E1 37 – E142 Autoimmune Thyroiditis: Human Study

03/01/14 • Six Issued US/Foreign Anatabine - related patents • Novel Compound: Anatabine Citrate • US Patent #: 8,557,999 Issue Date: 10/15/2013 • Method of Anatabine large - scale synthesis • Six pending US and foreign patents pending for “use” of Anatabine, and salts thereof , its isomers and derivatives for inflammatory conditions: • Thyroiditis, arthritis, Alzheimer’s disease, multiple sclerosis, psoriasis, etc. • Ongoing Intellectual Property Generation Initiatives Intellectual Property 24 24 5

* Subject to adequate funding 15 Q1 - 15 CTA Approved Phase I Trial • Safety, PK, PD studies • Dose/Formulation • Food Effect • 7 Day, Double Blind Placebo Controlled Phase IB Trial Q1 • Proof of Concept • Mild - Moderate Psoriasis • Topical • Conducted in EU Q2 - 15 Q3 - 15 Q4 - 15 2017 Phase II Trial ( Psoriasis) Upcoming Anticipated Milestones * 25 Q1 - 16 Q2 - 16 Q3 - 16 Q4 - 16 Preclinical Dermatological Development

26 Financials SECOND QUARTER 2015 RESULTS Q2 2015 Q2 2014 Net Loss - $800,000 - $12,700,000 General, and Administrative Expenses $1,600,000 $ 11,200,000 Decrease of $9.6 million or 85.7% yoy (see below) $ 4.2 million: Restructuring C ost S avings Office Consolidation Reduced Headcount Lower Rent Expense Lower O perating E xpenses $ 3.7 million: Decrease in non - cash charges $ 1.7 million: Decrease in legal expenses

Capitalization 27 As of June 30, 2015 Cash and cash equivalents $2,993,000 Long - term debt $350,000 Common shares outstanding 10,873,863 Warrants outstanding   Exercise price of $2.83/share) 1,233,375 Warrants outstanding   (Wtd. avg. exercise price of $23.23/share) 1,127,599 Options outstanding   (Wtd. avg. exercise price of $60.00/share) 899,000 Fully diluted shares outstanding 14,133,837

Management Team

RockCreek Pharmaceuticals, Inc.

Michael Mullan, MBBS (MD), PhD - Chairman, President & Chief Executive Officer

- Recognized authority on Alzheimer's disease and related disorders - "Top 100 Cited Alzheimer Investigators"
- Former CEO of The Roskamp Institute, a non-profit research organization, funded by multiple agencies, including NIH, DOD and the VA
- Inventor on multiple drug and other patents
- Authored and co-authored over 200 papers on causes and treatments for Central Nervous System disorders including role of inflammation
- Taken drug from preclinical to phase III clinical trials
- Trained as a physician. Medical degree and PhD in molecular genetics, from London University

Ryan K. Lanier, PhD - Chief Scientific Officer

- Extensive preclinical and clinical pharmacology research experience in academic settings and the pharmaceutical industry
- Experience in all phases of pharmaceutical drug development, from pre-IND, Phase I-III trials, and NDA preparation
- Formerly Clinical Research Scientist at Javelin Pharmaceuticals, Cambridge, MA, engaged in Phase I-III clinical drug development
- PhD in Biological Psychology, University of North Carolina, Chapel Hill, and postdoctoral training in behavioral pharmacology at the Johns Hopkins University School of Medicine

William McMahon - Chief Financial Officer (Interim)

- Significant experience as a Chief Financial Officer in early stage development and pre-revenue companies; Neptune Minerals, Inc., a leader in deep ocean mineral exploration.
- Chief Financial Officer for private and public companies during 35+ years career including turnaround situations such as Serengeti Eyewear, Inc. and Global Payment Technologies, Inc.
- Senior financial position in a national boutique consulting firm, Buccino & Associates, Inc.
- Significant experience with companies in transition and able to manage as a change agent in financial and operational situations

Theodore Jenkins - Corporate Strategy and Development

- Wide network of relationships within the institutional and corporate healthcare banking investment community with knowledge and insights across the spectrum of biotech and pharmaceutical industry disciplines
- Experienced institutional capital markets professional: 18 years: Alex Brown & Sons, Salomon Brothers, Credit Suisse, FBR and Oppenheimer
- US Naval Officer: Fifteen years, active duty & reserves (Lieutenant Commander)
- MS Business Administration, Carey School, The Johns Hopkins University

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Suni Chundru Samuel, MD, MBA • Chief Executive Officer of Sierra Molecular Corporation • Commercialized and developed medical devices, chemistry, molecular tools, overseen production, developed new product portfolios • Built sales channels with Fortune 500 distributors, and driven intellectual property strategy • Founded her first medical device company, Cambridge Devices • MD from State University of New York and M.B.A. from Harvard Business School Lee Musgrove Canaan • Portfolio manager of a private money management firm founded in 2003 • 25 years of financial and public capital markets experience and 35 years of scientific and technical expertise • Previously a fixed income analyst for the high yield debt team at a global mutual fund company • Transitioned from corporate financial professional in treasury operations of a Fortune 100 energy company Scott P. Sensenbrenner • President and CEO of Enzymedica, Inc. • Executive experience in marketing, supply chain, operations and financial management in the natural products industry • Overseen sales and marketing programs in public and private companies • Previously Group Director, Nutrition Division with Perrigo, Inc. (NYSE: PRGO) Michael Mullan, MBBS, PhD - Chairman of the Board Board of Directors 29

Investment Highlights • Clinical stage company focused on discovery, development and commercialization of prescription pharmaceuticals which exploit the recently discovered cholinergic anti - inflammatory system • Distinct mechanism of action compared to NSAIDs, steroids and biologics • Platform mechanism of action: Multiple Disease Applicability • Topical safety and efficacy clinical trial anticipated to begin 1Q 2016 for Psoriasis • Anti - inflammatory effects observed in pre - clinical and clinical studies published in peer reviewed scientific journals since 2011 • Extensive in - human experience with lead drug molecule: • Former nutraceutical and cosmetic consumer products • Nutraceutical clinical studies and pharmaceutical trials • M.H.R.A. (UK/EU) approved Oral Phase I clinical trial • Broad intellectual property portfolio and proprietary/scientific know - how • Experienced business and scientific team with direct access to significant development resources 30

For more information, please contact: Theodore Jenkins VP, Corporate Strategy & Development 2040 Whitfield Avenue, Suite 300 Sarasota, FL 34243 (941) 251 - 0488